Loans, borrowings, leases, cash and cash equivalents and short-term investments - Net debt and Short-term investments (Details) - USD ($) $ in Millions	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Loans and borrowings
Leases	$ 1,602	$ 1,667
Total of loans, borrowings and leases	13,782	15,027
Cash and cash equivalents	11,721	13,487	$ 7,350	$ 5,784
Short-term investments	184	771
Net debt (cash)	1,877	769
Debt contracts in the international markets
Loans and borrowings
Total of loans, borrowings and leases	$ 12,180	$ 13,360